Regions Morgan Keegan Select Funds

Supplement dated December 12, 2008 to the Prospectus dated April 1, 2008, as supplemented on July 29, 2008, October 15, 2008, October 31, 2008 and
November 24, 2008

The following supplements certain information contained in the above-dated Prospectus for Regions Morgan Keegan Select Money Market Fund (the “Money Market Fund”), a series of Regions Morgan Keegan Select Funds (the “Trust”). It should be retained and read in conjunction with the Prospectus.

The following provides you with important information regarding the Money Market Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Program”):

     In October 2008, the Money Market Fund enrolled in the Program. The Program was initially scheduled to terminate on December 18, 2008, but on November 24, 2008, the U.S. Treasury Department announced an extension of the Program through April 30, 2009. On December 3, 2008, the Board of Trustees of the Trust (the “Board”) approved the continued participation by the Money Market Fund in the Program.

     Under the Program, the U.S. Treasury Department will guarantee to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995. Continued participation in the Program through its termination date of April 30, 2009 requires a payment to the U.S. Treasury Department in an amount equal to 0.015% of the net asset value of the Money Market Fund as of September 19, 2008. This expense will be borne by Morgan Asset Management, Inc., the Money Market Fund’s adviser.

     The Program provides coverage to shareholders of the Money Market Fund for amounts that they held in the Money Market Fund as of the close of business on September 19, 2008. Any increase in the number of shares of the Money Market Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the Money Market Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, the shares covered by the guarantee will be the lesser of (i) the number of shares held as of close of business on September 19, 2008 or (ii) the number of shares held on the date the guarantee is triggered.

     Under the terms of the Program, if the guarantee is triggered, the Board will be required to initiate the actions necessary under applicable state and federal law to commence the liquidation of the Money Market Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program. Guarantee payments under the Program will not exceed the amount available in the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

     The Program is designed to address temporary dislocations in the credit markets. The Secretary of the Treasury may extend the Program beyond April 30, 2009, through the close of business on September 18, 2009. If the Program is further extended, the Board will consider whether the Money Market Fund should continue to participate.

     Additional information about the Program is available at http://www.ustreas.gov. Neither this Prospectus Supplement, the above-referenced Prospectus nor the Money Market Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

Regions Morgan Keegan Select Funds
50 North Front Street
Memphis, TN 38103
800-366-7426
www.rmkfunds.com

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